EXHIBIT 99.1
Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300
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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               August 14, 2007

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by real estate.

In 2006, the Company purchased an additional 25% limited partnership interest in the Hato Rey Partnership, which increased the ownership percentage in the Hato Rey Partnership to 59% effective as of January 1, 2007. As a result, as of January 1, 2007, the Company has consolidated the Hato Rey Partnership in the Company's consolidated financial statements.

Results of operations for the three months ended June 30, 2007:
--------------------------------------------------------------

The Company's net loss for the three months ended June 30, 2007 was $.31 per share compared to $.23 per share for the three months ended June 30, 2006.

Continuing Operations:

Loss from continuing operations was $.33 per share for the three months ended June 30, 2007 compared to $.22 per share for the three months ended June 30, 2006. This increase of $.11 per share is primarily attributable to the $.07 per share increase in the Company's share of the loss of joint ventures and the $.03 per share loss for the three months ended June 30, 2007 incurred by the Hato Rey Partnership.

The Company invested in four joint ventures and as a result owns a 29% interest in entities that own nine shopping mall properties. The Company accounts for these investments under the equity method of accounting. The Company's share of the loss of joint ventures was $.17 per share for the three months ended June 30, 2007 and included noncash charges for depreciation expense of $.17 per share and amortization of deferred financing costs, in-place lease values and other costs of $.05 per share for an aggregate total for noncash charges of $.22 per share. The Company's share of the loss of joint ventures was $.10 per share for the three months ended June 30, 2006 and included noncash charges for depreciation expense of $.15 per share and amortization of deferred financing costs, in-place lease values and other costs of $.18 per share for an aggregate total for noncash charges of $.33 per share. For the three months ended June 30, 2007, the Company received distributions from the joint ventures in the amount of $769,000, which included payments of interest in the amount of $729,000 and return on investment in the amount of $40,000. For the three months ended June 30, 2006, the Company received distributions from joint ventures in the amount of $1,171,000, which included payments of interest in the amount of $639,000 and return of investment in the amount of $532,000.

Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300
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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               August 14, 2007


The Hato Rey Partnership incurred a loss of $.03 per share for the three months ended June 30, 2007. The partnership owns an office building in Puerto Rico which has experienced high vacancy rates over the past two years as a result of three major tenants moving into their own newly constructed office buildings upon the expiration of their leases. The Company is actively working to lease the vacant space and the occupancy rate has been increased from 51% to 65% over the past twelve months.

Discontinued Operations:

The total income from discontinued operations was $.02 per share for the three months ended June 30, 2007 compared to a loss of $.01 per share for the three months ended June 30, 2006.

The three months ended June 30, 2007 includes a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Results of operations for the six months ended June 30, 2007:
------------------------------------------------------------

The Company's net loss for the six months ended June 30, 2007 was $.44 per share compared to $.56 per share for the six months ended June 30, 2006.

Continuing Operations:

Loss from continuing operations was $.60 per share for the six months ended June 30, 2007 compared to $.54 per share for the six months ended June 30, 2006. This increase of $.06 per share is primarily attributable to the $.08 per share loss incurred by the Hato Rey Partnership in the six months ended June 30, 2007.

The Company's share of the loss of joint ventures was $.26 per share for the six months ended June 30, 2007 and included noncash charges for depreciation and amortization expense of $.34 per share and amortization of deferred financing costs, in-place lease values and other costs of $.11 per share for an aggregate total for noncash charges of $.45 per share. The Company's share of the loss of joint ventures was $.26 per share for the six months ended June 30, 2006 and included noncash charges for depreciation and amortization expense of $.35 per share and amortization of deferred financing costs, in-place lease values and other costs of $.29 per share for an aggregate total for noncash charges of $.64 per share. For the six months ended June 30, 2007, the Company received distributions from the joint ventures in the amount of $1,522,000, which included payments of interest in


Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300

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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               August 14, 2007


the amount of $1,442,000 and return on investment in the amount of $80,000. For the six months ended June 30, 2006, the Company received distributions from joint ventures in the amount of $1,956,000, which included payments of interest in the amount of $1,424,000 and return on investment in the amount of $532,000.

Discontinued Operations:

The total income from discontinued operations was $.16 per share for the six months ended June 30, 2007 compared to a loss of $.02 per share for the six months ended June 30, 2006.

The six months ended June 30, 2007 includes a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Dividend Declared:
-----------------

The Company has announced that it has declared a regular quarterly cash distribution of $.16 per share on its Class A and Class B shares payable on September 28, 2007 to shareholders of record on September 7, 2007. The dividend represents a yield of 9.28% on the Class A shares and 9.48% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.





Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300
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                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               August 14, 2007


                                                                                RESULTS OF OPERATIONS
                                                                                    (Unaudited)
                                                                THREE MONTHS ENDED                     SIX MONTHS ENDED
                                                                    JUNE 30,                              JUNE 30,
                                                           2007               2006               2007                2006
                                                           ----               ----               ----                ----
Gross revenues (excluding revenues from
  discontinued operations) (1)                             $1,810,000          $948,000         $3,678,000            $1,880,000
                                                      ================    ==============    ===============    ==================

Loss from continuing operations                           ($1,301,000)        ($849,000)       ($2,376,000)          ($2,095,000)
                                                      ----------------    --------------    ---------------    ------------------

Loss from discontinued operations                              (2,000)          (67,000)           (97,000)              (99,000)
Net gain from sales of discontinued operations                 89,000           -                  736,000             -
                                                      ----------------    --------------    ---------------    ------------------
Total income (loss) from discontinued operations               87,000           (67,000)           639,000               (99,000)
                                                      ----------------    --------------    ---------------    ------------------

Net Loss                                                  ($1,214,000)        ($916,000)       ($1,737,000)          ($2,194,000)
                                                      ================    ==============    ===============    ==================


Per share of common stock (basic and diluted):
Loss from continuing operations                                ($0.33)           ($0.22)            ($0.60)               ($0.54)
                                                      ----------------    --------------    ---------------    ------------------

Loss from discontinued operations                                   -             (0.01)             (0.02)                (0.02)
Net gain from sales of discontinued operations                   0.02                 -               0.18                     -
                                                      ----------------    --------------    ---------------    ------------------
Total income (loss) from discontinued operations                 0.02             (0.01)              0.16                 (0.02)
                                                      ----------------    --------------    ---------------    ------------------

Net Loss per Common Share - basic and diluted                  ($0.31)           ($0.23)            ($0.44)               ($0.56)
                                                      ================    ==============    ===============    ==================


Average shares outstanding - basic and diluted              3,939,103         3,907,980          3,938,243             3,901,290
                                                      ================    ==============    ===============    ==================

Cash distributions per common share                             $0.16             $0.16              $0.32                 $0.32
                                                      ================    ==============    ===============    ==================


(1) Revenues for the three months ended and six months ended June 30, 2007, include revenues of $854,000 and $1,622,000, respectively, for the Hato Rey
Partnership as a result of the consolidation of that partnership.







Presidential Realty Corporation                                NEWS
180 South Broadway
White Plains, N.Y. 10605  (914) 948-1300
-----------------------------------------------------------------------------
                                               FOR IMMEDIATE RELEASE
                                               White Plains, New York
                                               August 14, 2007






Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number